Confidential GUIDANCE RELEASE May 3, 2013 Exhibit 99.4

Confidential Forward-Looking Statements 2 › This presentation contains certain “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and are subject to risks, uncertainty and changes in circumstances, which may cause actual results, performance or achievements to differ materially from anticipated results, performance or achievements. All statements contained herein that are not clearly historical in nature are forward-looking and the words “anticipate,” “believe,” “expect,” “estimate,” “plan,” and similar expressions are generally intended to identify forward-looking statements. › The forward-looking statements in this presentation may include statements addressing the following subjects, among others: future financial condition and operating results and economic, business, competitive and/or regulatory factors affecting our business and the terms and effect of the anticipated spin-off of the Pharmaceuticals business from Covidien. Any of the following factors, among others, may cause actual results to differ materially from those described in the forward-looking statements: • Our ability to receive procurement and production quotas granted by the U.S. Drug Enforcement Administration • Our ability to obtain and/or to timely transport molybdenum-99 to our technetium-99m generator production facilities • Customer concentration • Cost-containment efforts of our customers, purchasing groups, third-party providers and governmental organizations • Our ability to successfully develop or commercialize new products • Our ability to protect our intellectual property rights • Competition 5/3/2013

Confidential Forward-Looking Statements (continued) 3 • Our ability to integrate acquisitions of technology, products and businesses • Product liability losses and other litigation liability • The reimbursement practices of a small number of large public and private issuers • Risks associated with complex reporting and payment obligation under healthcare rebate programs • Changes in laws and regulations • Risks associated with conducting business internationally • Fluctuations in currency exchange rates • Risks associated with material health, safety and environmental liabilities, litigation and violations • Information Technology infrastructure • Unanticipated developments that may prevent, delay, alter the terms of or otherwise negatively affect the planned spin-off. › These are examples of factors, among others, that could cause actual results to differ materially from those described in the forward-looking statements. In addition, there can be no assurances as to the timing of the contemplated spin-off, or whether it will be completed. We are under no obligation to (and expressly disclaim any such obligation to) update or alter our forward-looking statements whether as a result of new information, future events or otherwise. More detailed information about these and other factors is set forth in Mallinckrodt’s Registration Statement on Form 10, as amended, which has not yet been declared effective by the SEC, and Covidien’s Annual Report on Form 10-K and other periodic filings with the SEC. 5/3/2013

Confidential 4 › Covidien and Mallinckrodt Pharmaceuticals have different business models and product lifecycles › Mallinckrodt has opportunity to unlock potential • Focused R&D, strategic and operational plans • Improved flexibility for infrastructure investment and business development › Separation provides investors with distinct investment alternatives › Anticipated spin: June 28, 2013 Spin will create incremental value for Mallinckrodt Specialty Pharmaceuticals 8.5% Global Medical Imaging 8.5% Covidien - FY2012 Sales $12 billion Supplies 15% Devices 68% Pharma 17% 5/3/2013

A proud 145-year history of growth



1867
Formed API[1] business in St. Louis, MO

1920
Launched first contrast media



1966
Launched Radio-pharmaceutical business

1989
Launched Optiray®



1996
Entered controlled substance generics

2000
Launched Optimark®



2001
Acquired branded portfolio



2008
Launched generic Cardiolite®

2010
Expanded sales force; launched pain products

EXALGO (hydromorphone HCl) Extended-Release Tablets

PENNSAID (diclofenac sodium topical solution) 1.5% w/w

2010
Divested Baker Chemicals and Radiopharmacies

2012
Announced co-promotions with Sumavel DosePro® and Duexis ®

Launched Exalgo® 32mg

Acquired CNS Therapeutics & Roxicodone®

Launched methylphenidate ER[2]

Mallinckrodt — Mallinckrodt — MALLINCKRODT — COVIDIEN

Spin-off from Covidien Mid-2013

[1] Active Pharmaceutical Ingredients
[2] Methylphenidate (HCL) Extended Release, the generic form of CONCERTA, is a registered trademark of ALZA Corporation
* Reflects Calendar Year
SUMAVEL and DosePro are registered trademarks of Zogenix, Inc.
DUEXIS is a registered trademark of Horizon Pharma
Cardiolite is a registered trademark of Lantheus Medical Imaging, Inc.

Mallinckrodt
5/3/2013 5

Confidential New We make complex products simpler, safer and better for patients › Specialty Pharmaceuticals and Global Medical Imaging segments › Expertise in controlled substances and pain › Focused, lower-risk R&D strategy › Experienced in formulation › Strong regulatory relationships › Focus on attractive markets › Fuel Brands growth via core cash generating businesses 1 Excludes sales of $54M to related parties A leading diversified specialty pharmaceutical company Contrast Media & Delivery Systems 27% Nuclear Imaging 23% Generics & API 42% Brands 8% Global FY2012 Sales1 $2 billion Specialty Pharmaceuticals 50% Global Medical Imaging 50% 5/3/2013 6

Confidential Mallinckrodt operates in two segments 7 Specialty Pharmaceuticals Generics/API Brands Global Medical Imaging 1ANDA = Abbreviated New Drug Application 2ADHD = Attention Deficit Hyperactivity Disorder 3GPO = Group Purchasing Organization › Develop products across pain and spasticity › Sell via direct sales force of over 200 representatives › Distribute to wholesalers and retail pharmacy chains › Focus on abuse-deterrent characteristics › Develop controlled substance ANDAs1 with focus on long-acting and hard-to-formulate products in the pain and ADHD2 markets › Sell to wholesalers, retail pharmacies and mail order › Sell API to competitors and supplies Generics business Nuclear Imaging Contrast Media & Delivery Systems (CMDS) › Sell and distribute injectable products for diagnostic applications to hospitals, GPOs3, and imaging centers › Develop and market nuclear agents › Sell to nuclear pharmacies and hospitals 5/3/2013

Confidential What makes us different 8 1 Across the 43 controlled substances in which Mallinckrodt participates 2 Estimated market shares as of Dec. 31, 2012 and reflects Watson’s acquisition of Actavis SOURCE: IMS Health National Sales Perspective (2012) Core Capabilities Mallinckrodt’s Position › Skills in acquisition and management of highly regulated raw materials › Deep regulatory knowledge, reputation and relationships › Distinctive manufacturing/logistics skills where vertical integration is an advantage › Leadership position in nuclear diagnostics › Expertise in specialized chemistry, development and formulation › Global commercial reach › 40% share, U.S. DEA quota for controlled substances1,2 › 32% market share, U.S. DEA schedule II and III opiate oral solids1,2; long standing regulatory relationships › Only manufacturer of acetaminophen outside of Asia › 1 of 2 manufacturers of technetium- 99m generators in the U.S. › 1 NDA and 5 ANDAs on file with FDA; 2 NDA products in development › Direct sales in ~50 countries 5/3/2013

Brands are our primary growth driver

Why Mallinckrodt?

- Increased Brands sales almost 80% since 2010
- Tripled number of promoted brands in the last 12 months through acquisition, licensing and co-promotions
- Leveraged pain knowledge to launch 3 new products since fiscal 2011
- Acquired CNS Therapeutics to expand portfolio
- FDA Filings: 1 NDA submitted; 2 NDAs in development

What have we done and where are we going?

2010:
Expanded sales force and launched pain products

EXALGO (hydromorphone HCl) Extended-Release Tablets
PENNSAID (diclofenac sodium topical solution) 1.5% w/w

Q4 2012:
Launched Exalgo® 32 mg strength

Q4 2012:
Acquired Roxicodone®

DUEXIS (ibuprofen and famotidine) Tablets 800 mg/26.6 mg
Sumavel DosePro (sumatriptan injection) Needle-free delivery system

Q4 2012:
Announced co-promotion for Sumavel® DosePro® & Duexis

Oct 2012:
Acquired CNS Therapeutics

CNS THERAPEUTICS

Post-2013:
MNK-795
MNK-155
MNK-395

Mallinckrodt

5/3/2013 9

Generics / API: Strong competitive position supplements our growth and generates cash

Why Mallinckrodt?

- #1 or #2 in U.S. for our top 8 generic products / 12th largest in U.S. pharma market by total scripts[1,2]
- Strong position in U.S. controlled substance generics market with growing ADHD franchise
- Many products genericized for 20 years → Sustained high dollar value products
- Only manufacturer of acetaminophen outside of Asia providing vertical integration for Generics
- $3.4B U.S. generics pain market with a 5-year projected of CAGR of ~1%[2]

What have we done and where are we going?

API

Established share of DEA quota for controlled substances[1,3]

Percent share of kilograms



All others
60
40
Mallinckrodt

Generics

Established share of DEA schedule II and III opiate oral solids[1,3]

Percent share of tablets



All others
68
32
Mallinckrodt

We have 5 ANDAs on file with FDA

[1] Estimated market share as of Dec. 31, 2012 and reflects Watson's acquisition of Actavis
[2] SOURCE: IMS Health National Prescription Audit & National Sales Perspective (2012)
[3] Across the 43 controlled substances in which Mallinckrodt participates

Mallinckrodt
5/3/2013 10

Generic CONCERTA® demonstrates core capabilities and contributes to sales growth

Tablet Share by Strength[1]



27mg
16%
36mg
43%
18mg
16%
54mg
25%

- ANDA approval for Methylphenidate ER[2], the generic form of CONCERTA®: Anticipate 180-day exclusivity on three strengths approved
  - 27mg launched December 28, 2012
  - 36mg & 54mg launched in fiscal Q2 2013
  - 18mg: supplement submitted
- Demonstrates formulation expertise and ability to manufacture complex products
  - Expands ADHD presence
- CONCERTA® U.S. market pre-Mallinckrodt entry was $1.6B[1] in sales

[1] SOURCE: IMS Health National Prescription Audit (2012)
[2] Methylphenidate (HCL) Extended Release, the generic form of CONCERTA

CONCERTA is a registered trademark of ALZA Corporation

Mallinckrodt
5/3/2013 11

R&D pipeline represents significant opportunity

Branded Product	Indication	Status	Market Opportunity (U.S. only)
MNK-795 & MNK-155	May be indicated for acute, moderate to severe pain with abuse-deterrent characteristics	MNK-795: Phase III complete NDA submission 1H2013 MNK-155: Entered Phase III clinical development 1H2013	TRx volume, mm Sales, $bn Step 1 (Mild Pain) Step 2 (Moderate Pain) Step 3 (Severe Pain) 51% 49% 106 100% 0% 230 47% 49 53% Target segment 76% 24% 3.0 10% 1.8 90% 16% 84% 6.7 Short acting Long acting
MNK-395	Treatment of osteoarthritis (OA) of the knee	NDA submitted June 2012; FDA requested additional pharmacokinetic study March 2013	TRx volume, mm Sales, $bn NSAIDs[1] (Mild Pain) Topical OA (Mild pain) 51% 49% 106 100% 0% 3 Target segment 76% 24% 3.0 100% 0% 0.2
Intrathecal Development	Management of severe spasticity through novel delivery	Products are in various stages of development	Conversion of compounders to cGMP[2] (Spasticity, Pain)

Pipeline of low risk programs and productive R&D organization

➡ 10 drugs approved in the last 4 years across portfolio[3]

[1] NSAIDs = Non-steroidal anti-inflammatory drugs
[2] cGMP = current good manufacturing practice,
[3] Source: Orange Book on www.fda.gov
Source: IMS Health National Prescription Audit

5/3/2013 12

Confidential Mallinckrodt investment summary 13 We make complex products simpler, safer and better for patients Achieve sales growth faster than the market in Specialty Pharmaceuticals › Global company focused on pain management and medical imaging diagnostics with 145-year history of pharmaceutical excellence › Strong market positions based on core strengths in manufacturing, with vertical integration, pharmaceutical formulation and regulatory relationships › Focus on attractive markets › Grow through R&D and targeted acquisitions to accelerate Specialty Pharmaceuticals expansion and increase margins › Unlock potential by expanding core product lines, increasing R&D investment and adding products in near adjacencies 5/3/2013

Confidential 14 5/3/2013 2013 Mallinckrodt guidance Net Sales Growth 7% to 11% Specialty Pharmaceuticals 21% to 25% Global Medical Imaging -7% to -3% Methylphenidate ER net sales of at least $125M Exalgo net sales of at least $100M Adjusted EBITDA1 as percentage of sales 17% - 21% Fiscal 2013 Effective Tax Rate2 34% to 38% Capital Expenditures $140 million to $160 million 1. See following page for definition 2. Tax rates exclude the impact of one-time items. Fiscal Q4 2013 Effective Tax Rate2 28% to 32%

Confidential 15 5/3/2013 2013 Mallinckrodt guidance Adjusted EBITDA represents earnings before interest, income taxes, depreciation and amortization, adjusted to exclude certain items. These items include, if applicable, discontinued operations; other income, net; separation costs; restructuring charges, net; immediately expensed up-front and milestone payments; acquisition related costs; and non-cash impairment charges. We have provided this non-GAAP financial measure because it is used by management, along with financial measures in accordance with accounting principles generally accepted in the US. (“GAAP”), to evaluate our operating performance. In addition, we believe it will be used by certain investors to measure our operating results. Management believes that presenting adjusted EBITDA to investors provides useful information about our performance across reporting periods on a consistent basis by excluding items that we do not believe are indicative of our core operating performance. The guidance ranges for adjusted EBITDA and effective tax rate assume a June 28, 2013, separation date. The ranges reflect one quarter of Mallinckrodt plc operating as a standalone, public company and three quarters of financial results reflecting the business managed as part of Covidien prior to the separation. The financial results for the three quarters as part of Covidien include expense allocations for certain functions provided by Covidien. While we believe such allocations are reasonable, they may not be indicative of the actual expenses Mallinckrodt plc would have incurred had it been operating as a separate, publicly traded company. Actual costs that may have been incurred if Mallinckrodt had been a standalone company would depend on a number of factors, including the organizational structure, what functions were outsourced or performed by employees and strategic decisions made in areas such as information technology and infrastructure.